Exhibit 99.2
Agilysys, Inc. (Nasdaq: AGYS) Fiscal 2010 Unaudited Second Quarter Results November 4, 2009

Forward looking statements & non-GAAP financial information Forward-Looking Language This presentation contains certain management expectations, which may constitute forward-looking information within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934 and the Private Securities Reform Act of 1995. Forward-looking information speaks only as to the date of this presentation and may be identified by use of words such as "may," "will," "believes," "anticipates," "plans," "expects," "estimates," "projects," "targets," "forecasts," "continues," "seeks," or the negative of those terms or similar expressions. Many important factors could cause actual results to be materially different from those in forward-looking information including, without limitation, competitive factors, disruption of supplies, changes in market conditions, pending or future claims or litigation, or technology advances. No assurances can be provided as to the outcome of cost reductions, business strategies, future financial results, unanticipated downturns to our relationships with customers, unanticipated difficulties integrating acquisitions, new laws and government regulations, interest rate changes, and unanticipated deterioration in economic and financial conditions in the United States and around the world. We do not undertake to update or revise any forward-looking information even if events make it clear that any projected results, actions, or impact, express or implied, will not be realized. Other potential risks and uncertainties that may cause actual results to be materially different from those in forward-looking information are described in the company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC), under Item 1A, "Risk Factors." Copies are available from the SEC or the Agilysys web site. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used. Management believes that such information can enhance investors' understanding of the Company's ongoing operations and is a measure used in the Company's debt agreement. The non-GAAP measures included in this presentation have been reconciled to the comparable GAAP measures within an accompanying table, shown on the last page of this presentation.

Q2 review: highlights IT capital budgets began to loosen in Sept. quarter - revenue grew 20% sequentially - Q2 is typically flat to down from Q1 Q2's sequential revenue growth yielded meaningful improvement in EBITDA, demonstrating effectiveness of previous cost cutting initiatives Additional $9M of annualized cost reduction actions taken in Q2 - earnings impact will begin to be realized in Q3 with approximately $4M to be realized in FY10 Gross margin decreased to 28.1% from 29.2% in prior-year quarter largely due to lower rebate margins SG&A, excluding depreciation and amortization, decreased $9.1M year-over-year largely due to benefit of FY09 cost-saving actions and reduced incentive compensation Adjusted EBITDA, excluding restructuring and asset impairment charges, was $7.4M compared with $5.1M in prior-year quarter Diluted earnings in second quarter were $0.12 per share compared with a loss of $4.72 per share in prior-year quarter

Q2 review: consolidated results Hardware revenue decreased 4%, services decreased 33% and software increased 14% from prior year SG&A, excluding depr. & amort., decreased $9.1M Comp and benefits decreased $5.6M, which included $0.4M in severance in Q2 FY10 Bad debt expense decreased $1.3M Professional fees decreased $1.1M T&E decreased $0.6M Acquisition related intangible amortization decreased by $3.1M due to fully-amortizing certain intangible assets in Q1 Adjusted EBITDA, excluding charges, increased $2.3M - significant cost savings more than offset 12% decline in gross profit Operating income was $4.2M compared with a loss of $114.4M in prior year, which included $112.5M of asset impairment and restructuring charges Q2 Year-over-Year Commentary Statement of Operations ($Mil., except per share)

Q2 review: Hospitality ("HSG") Revenue was flat year-over-year as hospitality IT spend remains depressed Commercial gaming demand primarily relates to acquisitions of existing properties Food service and cruise markets have been stable Gross margin decreased due to higher proportion of hardware sales SG&A, excluding depr. & amort., decreased by $3.5M Payroll and contract labor costs decreased $1.2M due to FY09 cost saving actions Bad debt expense was down $1.2M Capitalization of Guest360 development costs reduced SG&A by $0.9M Travel and entertainment expenses were down $0.2M HSG Segment Profit ($Mil.) Q2 Year-over-Year Commentary

Q2 review: Retail ("RSG") Revenue was down 20% due to lower hardware sales and implementation services related to large roll-outs Gross margin decreased due to hardware pricing pressure SG&A, excl. depr. & amort., decreased $1.9M Payroll costs decreased $0.8M Outside services decreased $0.4M Bad debt expense was down $0.4M RSG Segment Profit ($Mil.) Q2 Year-over-Year Commentary

Q2 review: Technology ("TSG") Sales declined 8.1% year-over-year, but increased 21% sequentially Decline slowed as some companies begin to spend to address capacity, refresh, and virtualization needs Uncertainty as to timing of Oracle's pending acquisition of Sun is having some effect on demand and product availability Gross margin contracted in quarter primarily due to lower rebate margins SG&A, excl. depr. & amort., increased $1.2M Q2 FY10 includes $0.3M of severance related expense Bad debt expense increased $0.3M Acquisition-related intangible amortization decreased by $3.1M due to fully amortizing certain intangible assets in Q1 TSG Segment Profit ($Mil.) Q2 Year-over-Year Commentary

Q2 review: Corporate Gross profit decreased $0.6M due to recording miscellaneous pricing adjustments in business segments SG&A, excl. depr. & amort., decreased $4.8M due to FY09 cost-saving actions Payroll related costs were down $2.2M Outside services and professional fees decreased $0.9M T&E decreased $0.2M Corporate Segment ($Mil.) Q2 Year-over-Year Commentary

FY10 fiscal-to-date ("FTD") review: consolidated results Revenue declined 18.5% HSG decreased 18.5% as commercial gaming market remains challenging RSG decreased 28.9% due to absence of several large transactions in FY10 and lower retail spend on IT TSG decreased 15.6% as spend on infrastructure solutions - particularly hardware and uncertainty regarding timing of Oracle/Sun acquisition - hampers IT investments SG&A, excl. depr. & amort., decreased by $20.1M primarily due to: Lower payroll related costs of $11.7M Professional fees and outside services decreasing $3.2M Decrease in bad debt expense of $1.8M Travel and entertainment decreasing $1.5M FTD Year-over-Year Commentary Statement of Operations ($Mil., except per share)

Q2 review: summary balance sheet performance Cash at Sept. 30th was $48.2M - a decrease of $2.8M from 6/30/09 A/R consumed $20.2M of cash Inventory consumed $1.6M of cash A/P generated $16.5M of cash Received $0.7M distribution from investment in Reserve Fund's Primary Fund Days sales outstanding improved slightly from 73 days at 6/30/09 to 72 days for Q2 Capital expenditures were $2.4M for Q2 - largely relating to implementation of new Oracle enterprise software and Guest360 capitalized costs Q2 Sequential Commentary Working Capital ($Mil.) Q2FY09 Q3FY09 Q4FY09 Q1FY10 Q2FY10 Receivables 134.5 172 151.9 105 125.2 Working capital as % of sales 0.051 0.049 0.091 0.051 0.05 Inventory 23.5 25.5 27.2 20.4 22 Working capital is (A/R + Inventory) less (A/P + IGF flooring + Deferred Revenue) Quarterly revenue annualized at historical quarterly skew

Quarterly revenue Jun '08 Sep '08 Dec '08 Mar '09 Jun '09 Sep '09 EBITDA 117 118.7 161.4 111 89.8 109 Jun '08 Sep '08 Dec '08 Mar '09 Jun '09 Sep '09 Organic 25 23.4 27.9 23.6 16 23 HSG Revenue ($Mil.) TSG Revenue ($Mil.) Jun '08 Sep '08 Dec '08 Mar '09 Jun '09 Sep '09 Organic 38 29.3 34.8 20 24.4 24 RSG Revenue ($Mil.) AGYS Consolidated Revenue ($Mil.) Jun '08 Sep '08 Dec '08 Mar '09 Jun '09 Sep '09 EBITDA 180 171.4 224.1 155.5 130.2 156

Outlook Improved visibility for fiscal Q3 - IT capital spending environment remains uncertain for calendar year 2010 Expect sequential improvement in fiscal Q3 revenue due to seasonal IT capital spend Remain focused on managing costs and working capital to drive cash flow Expect financial performance in second half to improve versus first half of fiscal 2010 Expect to generate cash flow of approximately $10M in FY10

Agilysys, Inc. (Nasdaq: AGYS) Fiscal 2010 Unaudited Second Quarter Results November 4, 2009

Reconciliation of net income/(loss) to adjusted EBITDA